WISDOMTREE® TRUST

WisdomTree European Opportunities Fund (OPPE)

(formerly, Europe Hedged SmallCap Equity Fund)

Principal U.S. Listing Exchange: NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION

Dated May 30, 2025, as revised June 16, 2025

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the WisdomTree European Opportunities Fund (the “Fund”), a separate investment portfolio of WisdomTree Trust (the “Trust”), as such Prospectus may be revised from time to time.

The current Prospectus for the Fund is dated May 30, 2025. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Fund’s audited financial statements for the fiscal year ended March 31, 2024 are incorporated in this SAI by reference to the Fund’s Annual Report dated March 31, 2024, which is available on the Fund’s website and as part of the Fund’s filing on Form N-CSR for the fiscal year ended March 31, 2024, which can be located on the SEC’s website. In addition, the Fund’s unaudited financial statements for the period ended September 30, 2024 are incorporated in this SAI by reference to the Fund’s Semi-Annual Financial Statements and Other Information, which is available on the Fund’s website and as part of the Fund’s filing on Form N-CSR for the period ended September 30, 2024, which can be located on the SEC’s website. You may obtain copies of the Fund’s Prospectus, Annual Report for the fiscal year ended March 31, 2024, Semi-Annual Financial Statements and Other Information for the fiscal period ended September 30, 2024, and Annual and Semi-Annual Reports to Shareholders at no charge by request to the Fund by calling 1-866-909-9473, visiting www.wisdomtree.com/investments, or writing to WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THE COMMODITY FUTURES TRADING COMMISSION (THE “CFTC”) HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on December 15, 2005, and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree European Opportunities Index (the “Index”). The Index was created using a proprietary methodology developed by WisdomTree, Inc. (“WisdomTree”).

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) is the investment adviser to the Fund. WisdomTree is the Index Provider and the parent company of WisdomTree Asset Management. Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”) is the investment sub-adviser to the Fund. The Adviser and the Sub-Adviser may be referred to together as the “Advisers.” Foreside Fund Services, LLC serves as the distributor (the “Distributor”) of the shares of the Fund.

The Fund is an exchange-traded fund (“ETF”). The Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares (“Creation Unit Aggregations”). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors (typically market makers or other broker-dealers) purchase or redeem Creation Unit Aggregations. Except when aggregated in Creation Unit Aggregations, shares of the Fund are not redeemable securities.

Shares of the Fund are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may be greater than (premium) or less than (discount) their NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on commission rates charged by the applicable broker.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

“WisdomTree” is a registered mark of WisdomTree and has been licensed for use by the Trust. WisdomTree has received a patent and has a patent application pending on the methodology and operation of the Index and the Fund.

INVESTMENT STRATEGIES AND RISKS

The Fund’s investment objective, principal investment strategies, and associated risks are described in the Fund’s Prospectus. The sections below supplement the Fund’s principal investment strategies and risks and describe the Fund’s additional investment policies and the different types of investments that may be made by the Fund as a part of its non-principal investment strategies. With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. The Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification, and distribution requirements necessary to establish and maintain eligibility for such treatment.

The Fund is considered “non-diversified,” as such term is used in the 1940 Act. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more constituent securities).

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GENERAL RISKS

Changing economic, political, or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. In addition, certain geopolitical and other events, including environmental events and public health events such as epidemics and pandemics, may have a global impact and add to instability in world economies and markets generally. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial, and/or social difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. Such market conditions may also lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, increase the expenses incurred by the Fund and/or affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate (including significant decreases) in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer, changes in general economic or political conditions, local, regional or global events such as war, threats of war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, natural and environmental disasters, systemic market dislocations, supply disruptions, or other events. Such events may disparately impact a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector, or asset class.

The Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. Fund shares may trade above or below their NAV. An investor in the Fund could lose money over short or long periods of time. The price of the securities and other investments held by the Fund, and thus the value of the Fund’s portfolio, is expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change.

Investor perceptions, confidence (or lack thereof) and/or uncertainty may also impact the value of Fund investments and the value of an investment in Fund shares. These investor perceptions, confidence (or lack thereof), and/or uncertainty are based on various and unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, health, or banking crises.

A widespread health crisis such as a global pandemic could cause overall market volatility as well as major disruptions to global markets and economies, including exchange trading suspensions and closures. In addition, a global pandemic may result in severe losses across certain sectors and industries, including decreased employee availability and significant disruptions to business operations and supply chains. Government efforts to contain the spread of a pandemic and mitigate its economic impact may lead to a large expansion of government deficits and debt, which in turn may result in higher inflation. A global pandemic similar to COVID-19 that may arise in the future could adversely affect the economies of many nations, the global economy, individual companies, and capital markets in ways that cannot be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks.

Changes in U.S. policy may also introduce heightened risks, including economic policy and market risks, such as with the imposition of tariffs and other trade-related initiatives that could disrupt markets globally. Trade disputes and retaliatory actions, such as embargoes and other trade limitations, may reduce the profitability of companies in which the Fund invests, lead to a significant reduction in international trade, and adversely affect the growth of the global economy. Trade disputes may also increase currency exchange rate volatility, which can adversely affect the prices of certain of Fund investments and the ability of the Fund to hedge its currency risk, and negatively affect investor confidence in the markets generally and investment growth and could contribute to volatility or overall declines in the U.S. and global investment markets. Domestic policy initiatives and related tensions could result in market disruptions, including with respect to certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. These conflicts, policy initiatives, and tensions could adversely affect the value of certain Fund investments, as well as the Fund’s performance and liquidity, even if the Fund does not have direct investment exposure to a country involved in a particular conflict or industry directly affected by trade restrictions. Ongoing armed conflicts between Russia and Ukraine in Europe, discussed in more detail herein, and among Israel, Hamas and other militant groups in the Middle East, and related sanctions and trading restrictions have caused significant market disruptions and volatility within the markets globally. It is impossible to predict the effects on the Fund of these or similar events and market conditions in the future; however, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of the Fund.

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Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Issuer-specific conditions may also affect the value of the Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. The Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in the Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

An investment in the Fund should be made with the understanding that the Fund attempts to minimize or “hedge” against changes in the value of the U.S. dollar against the euro, or other foreign currencies, as applicable.

Although all of the securities held by the Fund are generally listed on one or more U.S. or non-U.S. stock exchanges, there can be no guarantee that a liquid market for such securities will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

The Fund may be included in model portfolios developed by WisdomTree Asset Management for use by financial advisors and/or investors. The market price of shares of the Fund, costs of purchasing or selling shares of the Fund, including the bid/ask spread, and liquidity of the Fund may be impacted by purchases and sales of the Fund by one or more model-driven investment portfolios.

Authorized Participants should refer to the section herein entitled “Creation and Redemption of Creation Unit Aggregations” for additional information that may impact them.

BORROWING. Although the Fund does not intend to borrow money as part of its principal investment strategies, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to 33% of its net assets, but under normal market conditions, the Fund does not expect to borrow greater than 10% of its net assets. The Fund will borrow only for short-term or emergency purposes. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action, such as Russia’s invasion of Ukraine in 2022, and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, or other assets, which may potentially include derivative instruments related thereto. Countries use these controls to, among other reasons, restrict movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic or political conditions. By way of example, such controls may be applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange trade and deplete foreign exchange reserves. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver (i.e., create and redeem Creation Unit Aggregations) or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund (e.g., cause the Fund to trade at prices materially different from its NAV), and cause the Fund to decline in value. The Fund may also be forced to sell or otherwise dispose of foreign investments at inopportune times or prices due to sanctions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been imposed against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures would likely cause a decline in the value and/or liquidity of securities issued by the sanctioned country, or companies located in or economically tied to the sanctioned country, which in turn may increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation and, as a result, significantly impact the Fund’s liquidity and performance. The Fund may change its creation and or redemption procedures without notice in response to the imposition of capital controls or sanctions. There can be no assurance a country in which the Fund invests, whether it is the U.S. or a foreign country, will not impose a form of capital control or sanction to the possible detriment of the Fund and its shareholders. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice.

Risks Related to Russia’s Invasion of Ukraine. Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, Canada, Japan, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood, and vodka. The European Union, the United Kingdom and other countries have also placed restrictions on certain oil, energy, and luxury good imports from Russia.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts, changes in consumer or purchaser preferences, or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities as well as securities of issuers in other countries that are subject to or otherwise adversely affected by economic sanctions related to Russia’s invasion of Ukraine, including Russian counter measures. To the extent the Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, its ability to price, buy, sell, receive, deliver, or receive dividends and interest payments on such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, the Fund may determine to value the affected security at zero. In addition, any exposure the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect the Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

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CURRENCY EXCHANGE RATE RISK. Investments denominated in non-U.S. currencies and investments in securities or derivatives that provide exposure to such currencies, currency exchange rates or interest rates are subject to non-U.S. currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the U.S. dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic, or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates.

Currencies of emerging or developing market countries may be subject to significantly greater risks than currencies of developed countries. Many developing market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some non-U.S. market currencies may not be traded internationally, may be subject to strict limitations on foreign investment and may be subject to frequent and unannounced government intervention. Government intervention and currency controls can decrease the value and significantly increase the volatility of an investment in non-U.S. currency. Although the currencies of some developing market countries may be convertible into U.S. dollars, the achievable rates may differ from those experienced by domestic investors because of foreign investment restrictions, withholding taxes, lack of liquidity or other reasons.

The Fund uses various strategies in an attempt to minimize changes in the value of the applicable currency or currencies, which may not be successful. In addition, the Fund may not be fully hedged at all times in order to minimize transaction costs or for other reasons.

CYBERSECURITY RISK. Investment companies, such as the Fund, and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, Sub-Adviser, accountant, custodian, transfer agent, index providers, market makers, Authorized Participants and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of Authorized Participant transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund could incur extraordinary expenses for cybersecurity risk management purposes, prevention and/or resolution. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

FOREIGN SECURITIES RISK. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in instruments that provide exposure to such securities and instruments. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting, and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks (including restrictions on the transfers of securities). With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries. For more information on creation and redemption procedures, see “Creation and Redemption of Creation Unit Aggregations” herein.

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LACK OF DIVERSIFICATION. The Fund is considered to be “non-diversified.” A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. As a result, the Fund may invest more of its total assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance. However, the Fund intends to satisfy the diversification requirements necessary to qualify as a RIC under the Code. For more information, see “Taxes” below.

TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue Treasury Regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. Accordingly, Treasury Regulations may be issued in the future that could treat some or all of the Fund’s foreign currency gains as nonqualifying income, which might jeopardize the Fund’s status as a RIC for all years to which the Treasury Regulations are applicable. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) for that year would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

A discussion of some of the other risks associated with an investment in the Fund is contained in the Fund’s Prospectus.

SPECIFIC INVESTMENT STRATEGIES

A description of certain investment strategies and types of investments used by the Fund is set forth below.

DERIVATIVES. The Fund may use derivative instruments as part of its investment strategy. The Fund will not use derivatives to increase leverage, and the Fund will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance, or related interpretations.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts, swap agreements, and credit-linked notes.

If the Fund utilizes derivatives, it is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation, and/or change the competitive landscape. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which governs a fund’s use of derivatives. Among other things, the rule generally requires a fund to adopt a derivatives risk management program, appoint a derivatives risk manager to oversee the program, and comply with an outer limit on fund leverage risk based on value at risk, or “VaR”. Certain funds may be exempted from these requirements if they use derivatives only to a limited extent and in a limited manner and comply with certain other conditions set forth in the rule. The rule significantly changes the regulatory framework applicable to a fund’s use of derivatives, including by replacing the existing asset segregation regulatory framework in its entirety. It is not currently clear what impact, if any, the rule will have on the availability, liquidity, or performance of derivatives.

Forwards, swaps, and certain other derivatives are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and certain non-U.S. jurisdictions. Physically-settled forwards entered into between eligible contract participants, such as the Fund, are generally subject to fewer regulatory requirements in the U.S. than non-deliverable forwards. Under the Dodd-Frank Act, non-deliverable forwards are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the Commodity Futures Trading Commission (the “CFTC”). Under the Dodd-Frank Act, non-deliverable forwards, swaps, and certain other derivatives traded in the over the counter (“OTC”) market are subject to initial and variation margin requirements. The Fund’s counterparties may be subject to additional regulatory requirements and/or apply the regulatory requirements more broadly than is required for administrative and other reasons, including, for example, by (i) applying the stricter regulatory requirements to physically-settled forwards that are applicable to non-deliverable forwards even though the stricter rules are not technically applicable to such physically-settled forwards; and (ii) applying smaller thresholds for the delivery of variation margin than required. As such, the Fund, when using currency forwards, may need to hold additional cash to meet regulatory requirements, which may include raising cash by selling securities and/or obtaining cash through other arrangements in order to meet margin requirements, which may, among other potential consequences, cause increased index tracking error (if applicable), cause an increase in expense ratio, lead to the realization of taxable gains, increase costs to the Fund of trading, or otherwise affect returns to investors in the Fund.

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WisdomTree Asset Management, on behalf of the Fund, has filed with the National Futures Association (“NFA”) a notice of eligibility claiming an exclusion from the definition of commodity pool operator (“CPO”) under revised CFTC Rule 4.5 under the Commodity Exchange Act (the “CEA”). Accordingly, the Fund and WisdomTree Asset Management, with respect to the Fund, are not subject to registration or regulation as a commodity pool or CPO. It is expected that the Fund will be able to operate pursuant to the limitations under the revised CFTC Rule 4.5 without materially adversely affecting its ability to achieve its investment objective. If, however, these limitations were to make it difficult for the Fund to achieve its investment objective in the future, the Trust may determine to operate the Fund as a regulated commodity pool pursuant to WisdomTree Asset Management’s CPO registration or to reorganize or close the Fund or to materially change the Fund’s investment objectives and strategies.

Swap Agreements and Options on Swap Agreements. The Fund may enter into swap agreements, including currency swaps, interest rate swaps, credit default swaps, and total return swaps. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the euro). A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default, the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that the Fund acts as a protection seller of a CDS, the Fund will segregate assets equivalent to the full notional value of the CDS. In the event that the Fund acts as a protection buyer of a CDS, the Fund will cover the total amount of required premium payments plus the pre-payment penalty. Total return swaps involve the exchange of payments based on the total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swap agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. The Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another or from one payment stream to another.

Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of the Fund’s investments and its share price.

Swaptions. The Fund may also enter into options with respect to swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, on specified terms at a designated future time. Depending on the particular terms, the Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium paid should the option expire unexercised, but when the Fund writes a swaption, upon exercise of the swaption the Fund will become obligated according to the terms of the underlying agreement.

Futures, Options, and Options on Futures Contracts. The Fund may use futures contracts, options, and related options on futures contracts: (i) to attempt to gain exposure to U.S. Treasury futures contracts and foreign currencies, and (ii) to attempt to gain exposure to a particular market, instrument, or index. To the extent the Fund uses futures and options, it will do so only in accordance with applicable requirements of the CEA and the rules thereunder.

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Futures Contracts. A futures contract is a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed to today (the futures price or the strike price) with delivery occurring at a specified future date. The Fund’s investments in listed futures contracts will be backed by investments in liquid assets in an amount equal to the exposure of such contracts. The Fund may take long or short positions in listed futures contracts.

The Fund may transact in listed currency futures contracts and listed U.S. Treasury futures contracts. When the Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (i.e., currency or Treasury security) at a specified future date. When the Fund sells a listed futures contract, it agrees to sell a specified reference asset (i.e., currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities and the prices of futures contracts; (3) although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.

Options on Futures Contracts. The Fund reserves the right to buy or sell options on listed futures contracts. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract.

Options. The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

There are significant risks associated with the Fund’s use of options contracts, including the following: (1) the success of a strategy may depend on the Adviser’s and/or Sub-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities and the price of options; (3) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

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Currency Options. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

Currency Transactions. The Fund may enter into foreign currency futures contracts and/or forward foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Fund invests in various types of currency contracts to hedge against changes in the value of the U.S. dollar against the euro, or other foreign currencies, as applicable.

Foreign Currency Futures Contracts. A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the counterparty) based on the market value or level of a specified currency. In return, the counterparty agrees to make payment to the first party based on the return of a different specified currency. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades. These contracts typically are settled by physical delivery of the underlying currency or currencies in the amount of the full contract value to the extent they are not agreed to be carried forward to another expiration date (i.e., rolled over).

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts will usually be done on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained to cover such obligations. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that the Fund is contractually obligated to make or receive.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, highly specialized, and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose and may lower the Fund’s return. The Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

EQUITY SECURITIES. The Fund invests in equity securities. Equity securities, such as the common stocks or preferred stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s shares to decline.

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EXCHANGE-TRADED PRODUCTS. The Fund may invest in one or more types of exchange-traded products (“ETPs”), which may include ETFs registered under the 1940 Act, exchange-traded commodity trusts regulated by the CFTC, exchange-traded notes (“ETNs”), ETPs registered under the Securities Act only (e.g., bitcoin ETPs), as well as instruments that provide exposure to ETPs. Certain of the ETPs in which the Fund may invest may be managed, sponsored, or serviced by the Adviser or an affiliate (“Affiliated ETPs”), and in such capacity, the Adviser or affiliate may receive management or other fees from the ETPs in which the Fund invests. Any such fees would be in addition to the management fee earned by the Adviser for its management of an investing Fund. These fees may create a conflict of interest by influencing the Adviser to invest in the shares of Affiliated ETPs. While the Adviser takes steps to address such conflicts of interest, including subjecting Affiliated ETPs to the same investment criteria or conditions as unaffiliated ETPs, it is possible that such conflicts of interest could impact the Fund.

Generally, the Fund’s investment in an ETP will subject the Fund to all of the risks associated with the assets or holdings of such ETP, as well as the general risks of investing in an ETP. For example, the Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, which may increase the spread (the difference between bid price and ask price) associated with the ETP’s share price. In addition, the market price of ETP shares may be more (i.e., a premium) or less (i.e., a discount) than the NAV of the ETP shares and may not correlate to the market price of the ETP’s reference asset.

Exchange-Traded Funds. The Fund may invest in ETFs. ETFs are investment companies regulated pursuant to the 1940 Act and registered with the SEC that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund, if investing in an ETF, indirectly bears the fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. Investments in ETFs also are subject to brokerage and other trading costs that could result in greater expenses for the Fund.

Exchange-Traded Notes. The Fund may invest in ETNs. ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, the Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on the Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FINANCIAL SECTOR INVESTMENTS. The Fund may engage in transactions with or invest in companies that are considered to be in the financial sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate-related companies. There can be no guarantee that these strategies may be successful. The Fund may lose money as a result of defaults or downgrades within the financial sector.

Events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt obligations. Issuers that have exposure to real estate, mortgage and credit markets have been particularly affected. It is uncertain whether or how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

Rule 12d3-1 under the 1940 Act limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. The Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities. The Fund, in seeking to comply with this rule, may experience greater index tracking error because the Index is not subject to the rule.

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In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

FIXED INCOME SECURITIES. The Fund may invest in fixed income securities, such as corporate debt, notes, bonds, and/or instruments related to fixed income securities. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions (or selling of fund shares in the secondary market) from fixed income funds may be higher than normal.

FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

ILLIQUID INVESTMENTS. Although the Fund does not intend to do so, as a matter of policy, the Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of a security will be determined based on the relevant market, trading, and investment specific conditions. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv) of the 1940 Act, will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

INVESTMENT COMPANY SECURITIES. The Fund may invest in the securities of other investment companies (including money market funds and certain ETPs) as well as instruments that provide exposure to other investment companies. The 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies. The Fund may invest in other investment companies beyond these statutory limits in pursuit of its investment objective to the extent it enters into agreements and abides by certain conditions of Rule 12d1-4 under the 1940 Act. The Fund may purchase or otherwise invest in shares of affiliated ETFs and money market funds.

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MONEY MARKET INSTRUMENTS. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P Global Ratings (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

NON-U.S. SECURITIES. The Fund will invest in non-U.S. equity securities. Investments in non-U.S. equity securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Investor protection regimes in foreign countries may also not be comparable to that in the U.S. For example, it may be more difficult to bring claims common in the U.S., including securities class action and fraud claims, or for U.S. regulators to bring enforcement actions against issuers in foreign countries. As a result, the Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S. This risk may be heightened in emerging market countries where legal regimes are generally less developed and legal protections governing private and foreign investments may not yet exist or be in the early stages of development. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, the Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks, and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to the Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees also are generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Set forth below for certain markets in which the Fund may invest, consistent with its principal investment strategies, are brief descriptions of some of the conditions and risks in each such market.

Investments in Austria. Investments in Austrian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Austria. Austria, as a member of the European Economic and Monetary Union (“EMU”), must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The Austrian economy, along with certain other economies of the European Union (“EU”), has from time to time experienced significant financial market volatility and economic adversity, and certain Austrian banks required government support in order to avoid potential insolvency and wider regional contagion. In addition, the Austrian banking sector has significant exposure to Central and Eastern Europe. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments, and adverse events in these Eastern European countries may greatly impact the Austrian economy. These and other factors could have a negative impact on the Fund’s performance.

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Investments in Belgium. Investments in Belgian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Belgium. Belgium, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Belgian economy as well as the economies of some or all European countries. Belgium also lacks many natural resources and, thus, is dependent on trade partners and vulnerable to fluctuations or shortages in commodity markets. These and other factors could have a negative impact on the Fund’s performance.

Investments in the Czech Republic. The Czech Republic may experience effects of declining exports, especially to EU countries, inflation and increasing taxes. A significant portion of the workforce in Eastern Europe is unionized and certain regions and sectors of these countries have experienced very high unemployment rates and periods of labor and social unrest. Despite significant recent reform and privatization, Eastern European governments continue to control a large share of economic activity in the region. Government spending in these countries remains high compared to that of other European countries. These and other factors, including the potential consequences of sanctions related to the Russian invasion of Ukraine and the withdrawal of the United Kingdom from the EU as described under “Investments in Europe,” could have a negative impact on the Fund’s performance.

Investments in Denmark. Investments in Danish issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Denmark. Denmark’s economy, among other things, depends on service industries, trade, and manufacturing. As a result, Denmark is dependent on trading relationships with certain key trading partners, including Germany, Sweden and other European countries, and the United States. In addition, Denmark’s economy is facing demographic challenges, including an aging population, that could lead to labor supply shortages in the near future. Denmark also lacks many natural resources and, thus, is dependent on trade partners and vulnerable to fluctuations or shortages in commodity markets. These and other factors could have a negative impact on the Fund’s performance.

Investments in Europe. Most developed countries in Western Europe are members of the EU, many also are members of the EMU, and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. In the recent past, European financial markets have experienced volatility and adverse trends due to concerns about economic downturns and/or rising government debt levels in certain European countries, which in turn negatively affected the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits from the EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

Adverse economic and political events in one European country, including war, may have adverse effects across Europe. For example, the extent and duration of Russia’s military invasion of Ukraine, initiated in February 2022, and the broad-ranging economic sanctions levied against Russia by the United States, the European Union, the United Kingdom, and other countries, remain unknown, but these events could have a significant adverse impact on Europe’s overall economy. For more information on the war in Ukraine and its impact on Europe, see “Capital Controls and Sanctions Risk” herein.

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On January 31, 2020, the United Kingdom formally withdrew from the EU (commonly referred to as “Brexit”) and entered an 11-month transition period. The transition period concluded on December 31, 2020, and the United Kingdom left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the United Kingdom and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Certain aspects of Brexit have had an adverse impact on the region, leading to increased inflation, labor shortages and business closures, among others. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Fund’s investments.

Investments in Finland. Investments in Finnish issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Finland. Finland, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. Finland’s economy, among other things, depends on imported raw materials, energy, and components for its manufactured products. As a result, Finland is dependent on trading relationships with certain key trading partners, including Germany, Sweden and other European countries, and the United States. Finland’s economy is facing demographic challenges, including an aging population, that could lead to labor supply shortages in the near future. These and other factors could have a negative impact on the Fund’s performance.

Investments in France. Investments in French issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to France. France, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the French economy as well as the economies of some or all European countries. France also depends on the strength of its agricultural exports and, thus, is vulnerable to fluctuations in demand for agricultural products. These and other factors could have a negative impact on the Fund’s performance.

Investments in Germany. Investments in German issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Germany. Germany, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the German economy as well as the economies of some or all European countries. Furthermore, the German economy has become dependent on the economies of certain key trading partners, including the U.S. and other European countries, due to its large manufacturing and industrials sectors. These and other factors could have a negative impact on the Fund’s performance.

Investments in Greece. Greece’s economy is heavily dependent on the services sector and has a large public sector. Greece’s exposure to specific industries, such as tourism, could also make it especially vulnerable to global crises, including but not limited to, public health crises. Key trading partners include the United Kingdom and member states of the EU, most notably Germany, Spain and Italy. Decreasing demand for Greek products and services or changes in governmental regulations on trade may have a significantly adverse effect on Greece’s economy. The Greek economy may also be affected by an economic slowdown in Europe generally, by the war in Ukraine and by challenges to energy security. Greece’s ability to repay its sovereign debt is in question, and the possibility of default is not unlikely, which could limit its ability to borrow in the future. Following the funding Greece received in 2015 from the International Monetary Fund (“IMF”) and the Eurozone, and its exit from the IMF bailout program in 2018, Greece has begun to show signs of recovery and exited the EU’s enhanced monitoring program in August 2022. However, political uncertainty or fiscal instability, including budgetary constraints, elections, an uptick in social upheaval, an armed conflict with Turkey, or a global slowdown in growth, could threaten to stymie a domestic recovery. This may include defaults by the Greek government, the implementation of additional or extended capital controls (including the closure of the Athens Exchange for an extended period of time), and the possibility that Greece may exit the EMU, which would result in immediate devaluation of the Greek currency. Each of these scenarios has potential implications to the markets and may negatively and materially affect the value of the Fund’s investments.

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Investments in Hungary. Investments in Hungarian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Hungary. Hungary has suffered significantly from recent economic recessions due to a high dependence on foreign capital to finance its economy and some of the highest public debt levels in Europe. Key structural weaknesses such as a high and persistent unemployment rate are also hindering the growth of the economy, and labor reforms may be needed to resolve issues that exist in the labor market. Hungary is dependent on Russian energy imports, which may introduce additional risks to the Hungarian economy. Hungary currently has high levels of debt and public spending. High levels of debt and public spending may stifle economic growth, contribute to prolonged periods of recession or lower a country’s sovereign debt rating. Hungary is a member of the EU and the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Hungarian economy as well as the economies of some or all European countries. These and other factors could have a negative impact on the Fund’s performance.

Investments in Ireland. Investments in Irish issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Ireland. While the Irish government has retained the authority to set tax and spending policies and public debt levels, Ireland, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Irish economy as well as the economies of some or all European countries. Ireland relies heavily on exports to its key trading partners that include the other members of the EU and the U.S. Reduction in spending by these economies on Irish products and services or negative changes in any of these economies may cause an adverse impact on the Irish economy. These and other factors could have a negative impact on the Fund’s performance.

Investments in Italy. Investments in Italian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Italy. Italy, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Italian economy as well as the economies of some or all European countries. These and other factors could have a negative impact on the Fund’s performance.

Investments in Norway. Investing in Norway involves risks specific to the Norwegian market. Norway is a major producer of oil and gas, and Norway’s economy is subject to the risk of fluctuations in oil and gas prices. The high value of the Norwegian krone as compared to other currencies could have a damaging effect on Norwegian exports and investments. The influx of oil and gas revenue has permitted Norway to expand its social welfare system. In recent years, labor costs in Norway have increased faster than those of its major trading partners, eroding industrial competitiveness.

Investments in Poland. Poland is considered to have one of the healthiest economies of the post-communist countries and is currently one of the fastest growing countries within the EU. Since the fall of the communist government, Poland has steadfastly pursued a policy of liberalizing the economy and today stands out as a successful example of the transition from a centrally planned economy to a primarily capitalistic market economy. Poland is the only member of the European Union to have avoided a decline in GDP during the late 2000s recession. In 2009 Poland had the greatest GDP growth in the EU. As of November 2009, the Polish economy had not entered the global recession of the late 2000s nor had it even contracted. Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in developed countries. Such heightened risks include, among others, a relatively short history of democracy, expropriation and/or nationalization of assets, confiscatory taxation, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. In addition, Poland faces many economic development problems, including high unemployment, inadequate infrastructure, endemic corruption, poverty, and intensifying global competition from neighboring countries.

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The securities market of Poland is considered an emerging market characterized by a small number of listed companies and a relatively illiquid secondary trading market, particularly for corporate bonds. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Poland, the purchase and sale prices for such securities and the timing of purchases and sales. The government in Poland may also restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. Moreover, governmental approval or special licenses prior to investments by foreign investors may be required and may limit the amount of investments by foreign investors in a particular industry and/or issuer.

The government of Poland may also withdraw or decline to renew a license that enables the Fund to invest in Poland. Any one of these factors could cause a decline in the value of the Fund. The Polish government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Poland, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Poland. The market for Polish securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially emerging market countries in Eastern Europe. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Polish economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Poland. These and other factors, including the potential consequences of sanctions related to the Russian invasion of Ukraine and the withdrawal of the United Kingdom from the EU as described under “Investments in Europe,” could have a negative impact on the Fund’s performance.

Investments in Portugal. Investments in Portuguese issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Portugal. Portugal, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Portuguese economy as well as the economies of some or all European countries. Portugal is a mixed economy but is heavily dependent on the services sector. Decreasing demand for Portuguese products and services or changes in governmental regulations on trade may have a significantly adverse effect on Portugal’s economy. These and other factors could have a negative impact on the Fund’s performance.

Investments in Spain. Investments in Spanish issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Spain. Spain, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Spanish economy as well as the economies of some or all European countries. The Spanish economy has been characterized by slow growth in recent years due to factors such as low housing sales, construction declines, and the international credit crisis. Moreover, the Spanish government is involved in a long-running campaign against terrorism. Therefore, acts of terrorism on Spanish soil or against Spanish interests abroad may cause uncertainty in the Spanish financial markets. These and other factors could have a negative impact on the Fund’s performance.

Investments in Sweden. Sweden’s largest trading partners include the United States, Germany, and certain other Western European nations. As a result, the economy of Sweden may be significantly affected by changes in the economies, trade regulations, currency exchange rates, and monetary policies of these trading partners. In addition, Sweden maintains a robust social welfare system, and Sweden’s workforce is highly unionized. As a result, Sweden’s economy may experience, among other things, increased government spending, higher production costs, and lower productivity. These and other factors could have a negative impact on the Fund’s performance.

Investments in Switzerland. Although Switzerland is not a member of the EU, the Swiss economy is heavily dependent on the economies of the United States and other European nations as key trading partners. In particular, Switzerland depends on international trade and exports to generate economic growth. As a result, future changes in the price or the demand for Swiss products or services by these trading partners, or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Swiss economy. In addition, due to Switzerland’s limited natural resources, the economy of Switzerland may be impacted by extreme price fluctuations in the price of certain raw materials. Moreover, the Swiss economy relies heavily on the banking sector. Recent allegations that certain Swiss banking institutions marketed and sold offshore tax evasion services to U.S. citizens may adversely impact the Swiss economy. These and other factors could have a negative impact on the Fund’s performance.

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Investments in Turkey. The Turkish economy is dependent on trade with certain key trading partners. Reduction in spending by these economies on Turkish products and services or negative changes in any of these economies may cause an adverse impact on the Turkish economy.

Turkey has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards, or in some cases due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur. The United States is a significant trading partner of and investor in Turkey. A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may have an adverse impact on the Turkish economy.

Turkey has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Turkish market and adversely affect the performance of the Turkish economy.

Historically, Turkey’s national politics have been unpredictable and subject to influence by the military, and its government may be subject to sudden change. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Turkey has experienced periods of substantial inflation, currency devaluations and severe economic recessions, any of which may have a negative effect on the Turkish economy and securities market. Turkey has experienced a high level of debt and public spending, which may stifle Turkish economic growth, contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating. These and other factors could have a negative impact on the Fund’s performance.

Investments in the United Kingdom. Investments in issuers from the United Kingdom may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe and trades heavily with other European countries and the United States. The economy of the United Kingdom, as well as the strength of its currency, the British pound, may be impacted by changes to the economic health of its primary trade partners, which include other European countries as well as the United States. The United Kingdom also relies heavily on the export of financial services. Accordingly, a slowdown in the financial services sector may have an adverse impact on the United Kingdom’s economy. On January 31, 2020, the United Kingdom formally exited the EU. For more information about Brexit and the associated risks, see the above description of “Investments in Europe.” These and other factors could have a negative impact on the Fund’s performance.

Withholding Tax Reclaims Risk. To the extent the Fund receives investment income from a source in a foreign country, such income may be subject to foreign income tax withheld at the source. The amount of tax withheld is generally treated as the Fund expense. The Fund may be entitled to a reduced tax rate, or an exemption from tax on such income, if the United States has entered into a tax treaty with the applicable foreign country. To receive this benefit, the Fund may be required by the applicable country to file a tax reclaim. Whether or when the Fund will receive a withholding tax refund is within the control of the tax authorities in the individual country. Information required on these forms may not be available, such as shareholder information, and some countries have restrictive timing requirements for these forms and/or conflicting or changing form instructions. Accordingly, the Fund may not receive reduced tax rates or potential reclaims to which it is entitled under a tax treaty.

The Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. The Fund regularly evaluates the probability of recovery. If the Fund expects to recover withholding taxes, the NAV of the Fund generally includes accruals for such tax refunds. If the Fund does not expect to recover withholding taxes, or the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the applicable country, accruals in the Fund’s NAV for such refunds may be written down partially or in full, which will negatively impact the Fund’s NAV. Shareholders in the Fund at the time an accrual is written down will bear the impact of the resulting reduction in NAV regardless of whether they were shareholders during the accrual period. Conversely, if the Fund receives a tax refund that has not been previously accrued, shareholders in the Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s NAV. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s NAV.

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REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts (“REITs”) are classified as equity REITs, mortgage REITs, or hybrid REITs. The Fund intends to invest only in equity REITs. Investments in REITs may be adversely affected by general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash-flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain exemption from the 1940 Act, and, for U.S. REITs, the possibility of failing to qualify for the favorable U.S. federal income tax treatment available to U.S. REITs under the Code. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Because they are collateralized by securities, including mortgage-backed securities, repurchase agreements are subject to market and credit risk. A repurchase agreement maturing in more than seven days may be considered an illiquid investment. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs, and possible losses in connection with the disposition of collateral.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR-based limit on leverage risk.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

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SECURITIES LENDING. The Fund participates in a securities lending program administered by The Bank of New York (“BNY”), in its capacity as a third-party securities lending agent, pursuant to which it may lend its portfolio securities in an amount not to exceed one-third (33 1/3%) of the value of its total assets to certain creditworthy borrowers, including brokers, dealers, and other financial institutions. Loans of portfolio securities provide the Fund with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in an amount at least equal to the market value (plus accrued interest) of the loaned securities. The collateral will be maintained and marked to market daily by the Fund’s securities lending agent, who will request any shortfall from the borrower. The Fund has permitted the securities lending agent to invest any collateral received in short-term, highly liquid investments, such as U.S. government securities, repurchase agreements collateralized by U.S. government securities, and government money market funds. The terms of the securities lending program provide that the Fund will receive a portion of the income generated from the loan of its securities and the investment of the collateral received in connection with such loan. In exchange for its services, the securities lending agent also receives a portion of the revenue generated by the securities lending program. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. While the Fund’s portfolio securities are on loan, the borrower has the right to exercise any voting rights associated with those securities and the right to receive dividends and other distributions on those securities. However, the Fund has the right to recall loaned securities in time to vote on any matter of importance to it, and a borrower is obligated to repay to the Fund the amount of any dividends or distributions received on the loaned securities. Generally, the Fund would recall a loaned security to vote a proxy only if the matter to be voted on could have a material effect on the Fund or its investment in the loaned securities.

TRACKING STOCKS. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The Fund may also purchase intermediate and long-term obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. Such obligations may be short-, intermediate- or long-term. The Fund may also purchase intermediate and long-term obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

PROXY VOTING POLICY

The Trust has adopted as its proxy voting policy for the Fund the proxy voting policy and guidelines of the Sub-Adviser. The Trust has delegated to the Sub-Adviser the authority and responsibility for voting proxies related to the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting policy and guidelines that the Sub-Adviser complies with when voting proxies related to the Fund’s portfolio holdings.

As a registered investment adviser, Mellon is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of its clients, including the Fund. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, Mellon takes into account long-term economic value as it evaluates issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and nonfinancial measures of corporate performance.

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Mellon has established a Proxy Voting and Governance Committee (the “Committee”) to implement and maintain Mellon’s Proxy Voting Policy and related proxy voting guidelines. The Committee oversees Mellon’s proxy voting activities and ensures that the Proxy Voting Policy and proxy voting guidelines are generally applied consistently and impartially for securities held in accounts for which Mellon has proxy voting authority, including the Fund. Mellon also retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, Mellon retains Glass Lewis (together with ISS, the “Proxy Advisors”) for research services only.

Mellon, a wholly-owned subsidiary of BNY, has appointed the BNY Proxy Voting Conflicts Committee to address certain conflicts associated with actual or potential material conflicts of interest involving BNY. These conflicts typically arise due to a relationship between a proxy issuer and BNY, BNY’s Chief Executive Officer, or a member of BNY’s Board of Directors.

Voting BNY Stock. It is the policy of Mellon not to vote or make recommendations on how to vote shares of BNY stock, even where Mellon has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY stock, Mellon has contracted with an independent fiduciary, ISS, to direct all voting of BNY stock held by any Mellon accounts, including the Fund, on any matter in which shareholders of BNY stock are required or permitted to vote.

Voting Non-U.S. Company Proxies. While Mellon seeks to effect vote decisions consistent with its proxy voting guidelines, Mellon may face regulatory, compliance, legal or logistical limits with respect to voting non-U.S. market securities held in client accounts, which can affect Mellon’s ability to vote such proxies, as well as the desirability of voting such proxies. Absent an issue that is likely to impact clients’, such as the Fund’s, economic interest in a company, Mellon generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, Mellon will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value (where the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities).

Securities Lending. Generally, Mellon expects that the projected long-term economic benefit to clients in voting proxies would be exceeded by securities lending income on shares on loan. Mellon’s expectation is based on its assessment that resolutions subject to proxy vote are typically routine and will not have significant economic consequences and/or that the outcome would not be affected by voting all or a portion of loaned securities. However, the Committee in conjunction with Mellon’s investment management team may determine to recommend that WisdomTree Asset Management recall shares on loan to enable Mellon to vote if the case can be made that the optimal voting outcome would be economically beneficial for clients and voting all eligible shares in client portfolios would increase the likelihood of achieving that outcome.

Index/Passive Fixed Income Mandates. Mellon has elected to forgo proxy voting with respect to certain index and passively managed fixed income accounts. Recognizing that proxy voting is a rare event in the realm of fixed income investing, Mellon has made a determination that the items presented for vote are not likely to have a material impact on shareholder value.

Oversight Activities. Mellon performs periodic oversight of the operational and voting processes implemented on behalf of clients, such as the Fund, to ensure that proxy ballots are voted in accordance with its proxy voting guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and Mellon’s records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level.

Mellon, with the assistance of the BNY Proxy Research & Governance team, as well as certain BNY vendor review groups, also oversees the Proxy Advisors. Depending on the particular set of services a Proxy Advisor is engaged to provide, Mellon’s oversight activities may include, but are not limited to:

•	annual request and review of information related to compliance policies and procedures;
•	annual compliance due diligence questionnaires, certifications and/or document requests;
•	annual and ad hoc due diligence meetings, as well as periodic on-site due diligence meetings;
•	periodic meetings, correspondence, and telephonic communications, as needed;
•	periodic review of the Proxy Advisor’s systems to assess whether the voting guidelines are reflected accurately;
•	periodic review and testing of proxy votes, with respect to routine proposals, as well as those proposals which require more analysis;

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•	periodic review of SSAE 18 and/or other external reports or summaries thereof, where applicable; and
•	periodic review of BNY’s (internal and/or external) vendor review groups reports, where applicable.

A complete copy of the Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Fund may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the Fund’s website at www.wisdomtree.com/investments or the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Fund, including the Advisers. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available each Business Day in accordance with the provisions of any Order of the SEC applicable to the Fund, regulations of the Listing Exchange and other applicable SEC regulations, orders, and no-action relief. A “Business Day” with respect to the Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

Daily access to the Fund’s portfolio holdings with no lag time is permitted to personnel of the Advisers, the Distributor and the Fund’s administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund’s Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

The Fund will disclose its complete portfolio holdings online at www.wisdomtree.com/investments/etfs. Online disclosure of such holdings is publicly available at no charge.

The Fund also will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year end, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

INDEX DESCRIPTION

A description of the Index, on which the Fund’s investment strategy is based, is provided in the Fund’s Prospectus under “Principal Investment Strategies of the Fund” with certain additional details provided below. Additional information about the Index, including the constituents and weightings of the Index and the Index’s methodology, which contains the rules that govern, among other things, the security selection for the Index and the weighting of selected securities in the Index, is available at wisdomtree.com/investments/index.

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Constituent Selection Criteria.

The European Opportunities Index is overseen by the WisdomTree Opportunities Index Committee (the “Opportunities Index Committee”), a standing index committee of WisdomTree. The Opportunities Index Committee is responsible for making broad decisions with respect to the implementation, ongoing management, operation, and administration of the Index. The primary function of the Opportunities Index Committee is to seek to ensure the Index methodology is implemented correctly. In such role, the Opportunities Index Committee selects all constituents meeting the eligibility criteria described herein in its discretion. In addition, any changes to or deviations from this methodology are intended to enable the Index to continue to achieve its objective and will be made in the sole judgment and discretion of the Opportunities Index Committee.

The eligibility criteria for the Index are described in the “Principal Investment Strategies of the Fund” and “Additional Information About the Fund’s Investment Strategies” sections of the Fund’s Prospectus. More generally, common stocks, REITs, tracking stocks, and holding companies are eligible for inclusion in the European Opportunities Index. American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts, limited partnerships, royalty trusts, passive foreign investment companies, preferred stocks, closed-end funds, ETFs, and derivative securities, such as warrants and rights are not eligible.

Index Screening/Rebalance Dates. The Index is reconstituted or rebalanced on a quarterly basis. The Committee may determine to rebalance and/or reconstitute the Index more frequently in response to volatility in the market, shifts in exposure away from certain sectors, geopolitical events (such as kinetic conflicts, cyber attacks, and tariffs) or other similar circumstances. Turnover will be capped at 20% per quarterly or special rebalance.

Except as otherwise indicated by the Index Provider, new securities are added to the Index only during a reconstitution of the Index. Between reconstitution or rebalance dates, a constituent can be deleted from the Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings. Index rebalance and reconstitution schedules and screening dates (described below) change from time to time. The latest Index calendar is available at www.wisdomtree.com/investments/index. The Index is reconstituted or rebalanced in the month following the screening date.

During the screening date, securities are screened to determine whether they comply with WisdomTree’s proprietary Index methodology and are eligible to be included in the Index. Based on this screening, securities that meet Index requirements are added to the Index, and securities that do not meet such requirements are dropped from the Index. The Index methodology indicates that a certain number of constituents will be included in the Index based on specific eligibility criteria. There may be fewer constituents in the Index than the threshold number noted due to fewer companies meeting the specific eligibility criteria.

The approximate number of constituents of the Index will be 257.

Index Maintenance. Index maintenance occurs throughout the year and includes monitoring and implementing the adjustments for company additions and deletions, stock splits, stock dividends, spin-offs, corporate restructurings, and other corporate actions. Corporate actions are generally implemented after the close of trading on the day prior to the ex-date of such corporate actions. To the extent reasonably practicable, such changes will be announced at least two days prior to their implementation.

Changes to the Index Methodology. The Index is governed by a published, rules-based methodology. Changes to the methodology will be publicly disclosed at www.wisdomtree.com/investments/wisdomtree-etfs/index-notices.

Index Calculation Agent. To minimize any potential for conflicts caused by the fact that WisdomTree and its affiliates act as Index Provider and investment adviser to the Fund, WisdomTree has retained an unaffiliated third party to calculate the Index (the “Calculation Agent”). The Calculation Agent, using the Index’s rules-based methodology, will calculate and disseminate the Index on a daily basis. WisdomTree will monitor the results produced by the Calculation Agent to help ensure that the Index is being calculated in accordance with its rules-based methodology. In addition, WisdomTree and WisdomTree Asset Management have established policies and procedures designed to prevent non-public information about pending changes to the Index from being used or disseminated in an improper manner. Furthermore, WisdomTree and WisdomTree Asset Management have established policies and procedures designed to prevent improper use and dissemination of nonpublic information about the Fund’s portfolio strategies.

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INVESTMENT LIMITATIONS

The following fundamental and non-fundamental investment policies and limitations supplement those set forth in the Fund’s Prospectus. Unless otherwise noted, whenever a fundamental or non-fundamental investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to the Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined under the 1940 Act. The Fund, however, may change the non-fundamental investment policies described below, its investment objective, and the Index, if applicable, without a shareholder vote provided that it obtains Board approval and where required, provides its shareholders with at least sixty (60) days’ prior written notice of any such change.

Fundamental Policies. The investment policies and limitations set forth below are fundamental and may not be changed without shareholder approval. As a general matter, the Fund may not engage in the activities described in the policies below except to the extent permitted by the 1940 Act.

The Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act.

Borrowing

Borrow money, except as permitted under the 1940 Act.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Concentration

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Index concentrates in the securities of a particular industry or group of industries.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

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Loans

Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under the Fund’s investment policies.

Non-Fundamental Policy. The investment policy set forth below may be changed without shareholder approval. Prior to any change in the Fund’s 80% policy, the Fund will provide shareholders with 60 days’ notice.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

WisdomTree or its affiliates (the “Selling Shareholder”) may purchase Creation Unit Aggregations through a broker-dealer to “seed” (in whole or in part) funds, including the Fund, as they are launched or thereafter, may purchase shares from other broker-dealers or other investors that have previously provided “seed” for funds, including the Fund, when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of such shares.

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The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•	privately negotiated transactions;
•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•	any other method permitted pursuant to applicable law.

The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions, or create one or more derivative securities which require delivering shares to a broker-dealer or other financial institution (these shares may then be sold by such broker-dealer or other financial institution).

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution, or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisers, Distributor, and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Fund. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisers are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

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The Board’s role in risk management oversight begins before the inception of a fund, at which time the Adviser presents the Board with information concerning the investment objectives, strategies, and risks of the fund. Additionally, the fund’s Adviser and Sub-Adviser, as applicable, provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including the Trust’s CCO and the fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions held and length of time served with the Trust, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Each Executive Officer of the Trust was appointed by and serves at the pleasure of the Board. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust. The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119.

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The Chairman of the Board, Victor Ugolyn, is not an interested person of the Fund as that term is defined in the 1940 Act. The Board is composed of a super-majority (more than 80%) of Trustees who are not interested persons of the Fund (i.e., “Independent Trustees”). There is an Audit Committee, Governance, Nominating and Compliance Committee, Contracts Review Committee, and Investment Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Fund has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees of the Fund constitute a super-majority of the Board, the assets under management of the Fund, the number of funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust
Jonathan L. Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	80	Director, WisdomTree and WisdomTree Asset Management
Trustees Who Are Not Interested Persons of the Trust
David G. Chrencik[1] (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (a hedge fund) from 2012 to 2022.	80	None
Phillip Goff (1963)	Trustee, 2024-present	Private Investor since 2017; Trustee of RBC Funds Trust from 2020 to 2024; Senior Vice President/Corporate Controller and Funds Treasurer at TIAA from 2006 to 2017.	80	None
Joel H. Goldberg[2,3] (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; U.S. Securities and Exchange Commission, Division of Investment Management from 1973 to 1983 (Director from 1981 to 1983).	80	Director, Better Business Bureau (Metropolitan New York, Long Island, and the Mid-Hudson Region)
Toni M. Massaro[3] (1955)	Trustee, 2006-present	Regents Professor of Law Emerita since 2024; Executive Director of the Agnese Nelms Haury Program since 2021; Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) from 2009 to 2024 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents Professor since 2006; Milton O. Riepe Chair in Constitutional Law from 1997 to 2022; Professor at the Rogers College of Law from 1990 to 2024.	80	None

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Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee
Melinda A. Raso Kirstein[4] (1955)	Trustee, 2014-present	Retired since 2004; Vice President, Senior Portfolio Manager, Fixed Income Management, and Director of Tax Exempt Fund Management at Merrill Lynch Investment Management from 1982 to 2004.	80	Associate Alumnae of Douglass College, Chair of Investment Committee
Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor since 2005; Retired Chairman of MONY Securities Corporation, Enterprise Capital Management from 1991 to 2004.	80	None
Officers of the Trust
Jonathan L. Steinberg (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	80	See Interested Trustees Table Above
David Castano (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Director of Fund Accounting & Administration at WisdomTree Asset Management from 2011 to 2020.	80	None
Terry Jane Feld (1960)	Chief Compliance Officer, 2012-present	Head of U.S. Compliance at WisdomTree Asset Management since 2022; Chief Compliance Officer at WisdomTree Asset Management since 2012.	80	None
Joanne Antico (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel at WisdomTree Asset Management since 2021; Assistant General Counsel at WisdomTree Asset Management from 2016 to 2021.	80	None

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Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee
Clint Martin (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Fund Manager, Fund Accounting & Administration at WisdomTree Asset Management from 2012 to 2020.	80	None
Angela Borreggine (1964)	Assistant Secretary, 2022-present	Assistant General Counsel at WisdomTree Asset Management since 2022; Vice President and Senior Counsel at Virtus Investment Partners from 2021 to 2022; Secretary and Chief Legal Officer at Allianz Global Investors family of funds from 2016 to 2021 and of The Korea Fund, Inc. from 2016 to 2020; Director, Senior Counsel at Allianz Global Investors from 2007 to 2021.	80	None
Sherry Scarvey (1967)	Assistant Secretary, 2023-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2023; Senior Legal Analyst at Eagle Point Credit Management, LLC from 2021 to 2023; Senior Legal Analyst at Jennison & Associates LLC from 2019 to 2021; Senior Legal Specialist at Legg Mason & Co. LLC from 2005 to 2019.	80	None
Heidi Loeffert (1973)	Assistant Secretary, 2024-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2024; Senior Paralegal at Perkins Coie LLP from 2022 to 2024; Paralegal, Corporate and Securities at GitLab Inc., from 2021 to 2022; Legal Department Manager, Senior Paralegal and Assistant Secretary at L.B. Foster Company from 2019 to 2021.	80	None

[1]	Chair of the Audit Committee.
[2]	Chair of the Contracts Review Committee.
[3]	Co-Chair of the Governance, Nominating and Compliance Committee.
[4]	Chair of the Investment Committee.
+	As of the date of this SAI.

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Audit Committee. Ms. Raso Kirstein and Messrs. Chrencik, Goff, and Ugolyn, each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2025, the Audit Committee held six meetings.

Governance, Nominating and Compliance Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Governance, Nominating and Compliance Committee. The principal responsibilities of the Governance, Nominating and Compliance Committee are to (i) provide assistance to the Board in fulfilling its responsibility with respect to the oversight of appropriate and effective governance of the Trust; (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board; and (iii) provide assistance to the Board in fulfilling its responsibility with respect to overseeing the CCO and overseeing compliance matters involving the Fund and its service providers as reported to the Board. While the Governance, Nominating and Compliance Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance, Nominating and Compliance Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance, Nominating and Compliance Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Exchange Act, in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance, Nominating and Compliance Committee. During the fiscal year ended March 31, 2025, the Governance, Nominating and Compliance Committee held four meetings.

Contracts Review Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Contracts Review Committee. The principal responsibilities of the Contracts Review Committee are to provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, and other applicable Sections, rules and interpretative guidance related thereto, with respect to reviewing the performance of, and reasonableness of fees paid to, the Adviser, Sub-Adviser, and core service providers for each series of the Trust, and to make recommendations to the Board regarding the contractual arrangements for such services. The Board has adopted a written charter for the Contracts Review Committee. During the fiscal year ended March 31, 2025, the Contracts Review Committee held four meetings.

Investment Committee. Ms. Raso Kirstein and Messrs. Goff, Goldberg, and Ugolyn, each an Independent Trustee, are members of the Board’s Investment Committee. The principal responsibilities of the Investment Committee are to support, oversee, and organize on behalf of the Board the process for overseeing Fund performance and related matters (it being the intention of the Board that the ultimate oversight of Fund performance shall remain with the full Board), address such other matters that the Board shall determine, and provide recommendations to the Board as needed in respect of the foregoing matters. The Board has adopted a written charter for the Investment Committee. During the fiscal year ended March 31, 2025, the Investment Committee held six meetings.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes, and skills as described below.

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The Board has concluded that Mr. Steinberg is qualified to serve as Trustee of the Fund because of the experience he has gained as President, Chief Executive Officer, and director of WisdomTree and the Adviser, his knowledge of and experience in the financial services industry, and the experience he has gained serving as President and Trustee of the Trust since 2005.

The Board has concluded that Mr. Chrencik is qualified to serve as Trustee of the Fund because of the experience he gained as an audit partner of a public accounting firm as well as his experience in and knowledge of the financial services industry, including his service as the chief financial officer of a hedge fund and his prior service as a board member of several other investment funds, and the experience he has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Goff is qualified to serve as a Trustee of the Fund because of the experience he gained as an independent trustee of the RBC Funds Trust, Senior Vice President and Funds Treasurer with TIAA, and senior audit manager in a major public accounting firm, as well as his experience in and knowledge of mutual fund administration and the financial services industry more generally.

The Board has concluded that Mr. Goldberg is qualified to serve as Trustee of the Fund because of the experience he has gained as a member of the staff of the SEC, including his service as Director of the SEC’s Division of Investment Management, his experience as legal counsel for many mutual funds, ETFs, investment advisers, and independent directors as well as the experience he has gained serving as an Independent Trustee of the Trust since 2012.

The Board has concluded that Ms. Massaro is qualified to serve as Trustee of the Fund because of the experience she has gained as a law professor, dean and advisor at various universities, and the experience she has gained serving as Independent Trustee of the Trust since 2006.

The Board has concluded that Ms. Raso Kirstein is qualified to serve as Trustee of the Fund because of her experience in and knowledge of the financial services industry, including her service as a vice president, senior portfolio manager of fixed income management and director of tax-exempt fund research of an investment advisory firm, as well as the experience she has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Ugolyn is qualified to serve as Trustee of the Fund because of the experience he gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry, his experience as a member of the Board of Directors of The New York Society of Security Analysts, Inc., his service as chairman for another mutual fund family, and the experience he has gained serving as an Independent Trustee and Chairman of the Board of the Trust since 2006.

Fund Shares Owned by Board Members. The table below shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Interested Trustee
Jonathan L. Steinberg	European Opportunities Fund	None	Over $100,000
Independent Trustees
David G. Chrencik	European Opportunities Fund	None	Over $100,000

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Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Phillip Goff	European Opportunities Fund	None	Over $100,000
Joel H. Goldberg	European Opportunities Fund	None	Over $100,000
Toni M. Massaro	European Opportunities Fund	None	Over $100,000
Melinda A. Raso Kirstein	European Opportunities Fund	None	Over $100,000
Victor Ugolyn	European Opportunities Fund	None	Over $100,000

*	Values are based on Trustee ownership as of December 31, 2024.

Board Compensation. The table below sets forth the compensation paid by the Trust to each Trustee for the fiscal year ended March 31, 2025.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex*
Interested Trustee
Jonathan L. Steinberg	$0	None	None	$0
Independent Trustees
David G. Chrencik	$406,282	None	None	$406,282
Phillip Goff	$369,377	None	None	$369,377
Joel H. Goldberg	$424,750	None	None	$424,750
Toni M. Massaro	$387,815	None	None	$387,815
Melinda A. Raso Kirstein	$406,282	None	None	$406,282
Victor Ugolyn	$554,021	None	None	$554,021

*	The Trust is the only trust in the “Fund Complex.”

Control Persons and Principal Holders of Securities. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of April 30, 2025, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below.

Fund Name	Participant Name and Address	Percentage of Ownership
WisdomTree European Opportunities Fund	The Bank of New York Mellon 240 Greenwich Street, 13th Floor East New York, NY 10286	39.86%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	32.63%
	National Financial Services LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	10.13%

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Certain officers, employees, accounts, or affiliates of WisdomTree Asset Management (such as WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119), including other funds advised by WisdomTree Asset Management or third parties, may from time to time own a substantial amount of the Fund’s shares, including as an initial or seed investor. Such positions may be held for a limited period of time, including to facilitate commencement of the Fund, to facilitate the Fund’s achieving size or scale or in seeking to track model portfolios of ETFs developed and maintained by the Adviser. Such shareholders, individually and/or collectively, could at times be considered to control the Fund (i.e., own greater than 25% of the Fund’s shares) and may purchase or sell shares, including large blocks of shares, at any given time. There can be no assurance that any such entity or person would not redeem or sell its investment, that the size of the Fund would be maintained at such levels, or that the Fund would continue to meet applicable listing requirements, which could negatively impact the Fund and its shares. In addition, such transactions may account for a large percentage of secondary market trading volume and may, therefore, not be sustainable and/or may have a material upward or downward effect on the market price of the shares.

Investment Adviser. WisdomTree Asset Management serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and WisdomTree Asset Management (the “Investment Advisory Agreement”). WisdomTree Asset Management is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 250 West 34th Street, 3rd Floor, New York, New York 10119.

Under the Investment Advisory Agreement, WisdomTree Asset Management is responsible for the overall management and administration of the Trust. WisdomTree Asset Management provides an investment program for the Fund. The Adviser also provides proactive oversight of the Sub-Adviser’s daily monitoring of its purchases and sales of Fund securities, and regular review of the Sub-Adviser’s performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Fund to operate. The Adviser furnishes to the Trust all office facilities, equipment, services, and executive and administrative personnel necessary for managing the investment program of the Trust for the Fund, including:

▪	Overseeing the Trust’s insurance program;
▪	Overseeing and coordinating all governance matters for the Trust;
▪	Coordinating meetings of the Board;
▪	Devoting time and resources to maintaining an efficient market for the Fund’s shares;
▪	Coordinating with outside counsel on all Trust related legal matters;
▪	Coordinating the preparation of the Trust’s financial statements;
▪	Coordinating all regulatory filings and shareholder reporting;
▪	Overseeing the Fund’s tax status and tax filings;
▪	Maintaining and updating a website for certain required disclosures; and
▪	Providing shareholders with additional information about the Fund.

For its services, the Fund pays WisdomTree Asset Management a management fee, based on a percentage of the Fund’s average daily net assets, indicated below.

Name of Fund	Management Fee
European Opportunities Fund	0.58%

Pursuant to the terms of the Investment Advisory Agreement, WisdomTree Asset Management has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other fees, charges, taxes, levies, or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies, or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer, and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the management fee payable by the Fund to WisdomTree Asset Management. The internal expenses of pooled investment vehicles in which the Fund may invest (acquired fund fees and expenses) are not expenses of the Fund and are not paid by WisdomTree Asset Management.

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Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of CCO services with respect to the Fund and is liable and responsible for, and administers payments to, the CCO, the Independent Trustees, and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

For the following periods, the Adviser received the following management fees from the Fund:

Fund Name	Commencement of Operations	For the Fiscal Year Ended March 31, 2023			For the Fiscal Year Ended March 31, 2024			For the Fiscal Year Ended March 31, 2025
		Gross Management Fee ($)	Management Fee Waived ($)	Net Management Fee ($)	Gross Management Fee ($)	Management Fee Waived ($)	Net Management Fee ($)	Gross Management Fee ($)	Management Fee Waived ($)	Net Management Fee ($)
European Opportunities Fund	3/4/15	256,217	—	256,217	282,076	—	282,076	284,308	—	284,308

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The Adviser, from its own resources, including profits from management fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

The Investment Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve the Investment Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement, with respect to the Fund, is terminable without penalty, by vote of the Board, including a majority of the Independent Trustees of the Trust, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Sub-Adviser. Mellon serves as sub-adviser to, the Fund pursuant to a sub-advisory agreement between WisdomTree Asset Management and Mellon (the “Mellon Sub-Advisory Agreement”) and is responsible for the day-to-day management of, the Fund. Mellon, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. The Sub-Adviser’s principal office is located at 500 Ross Street, Pittsburgh, Pennsylvania 15258. MBC Investments Corporation owns between 80% and 100% of Mellon, with up to 20% owned by certain Mellon employees through authorized employee class restricted shares. MBC Investments Corporation is 100% owned by BNY Mellon IHC, LLC, which is 100% owned by The Bank of New York Mellon Corporation. Mellon manages each Mellon Managed Fund’s portfolio investments of the Fund and places orders to buy and sell the Fund’s portfolio investments. WisdomTree Asset Management pays Mellon for providing sub-advisory services to the Fund.

Mellon believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Mellon from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve the Sub-Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers. The Sub-Adviser utilizes a team of investment professionals acting together to manage the Fund’s assets. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as it deems appropriate in the pursuit of the Fund’s investment objective.

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The Fund is managed by Mellon’s Equity Index Strategies Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Marlene Walker-Smith, David France, Todd Frysinger, Vlasta Sheremeta, and Michael Stoll. As of March 31, 2025, the portfolio managers were primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Marlene Walker-Smith	132	$141.5 billion	114	$109.7 billion	132	$132.8 billion
David France	132	$141.5 billion	114	$109.7 billion	132	$132.8 billion
Todd Frysinger	132	$141.5 billion	114	$109.7 billion	132	$132.8 billion
Vlasta Sheremeta	132	$141.5 billion	114	$109.7 billion	132	$132.8 billion
Michael Stoll	132	$141.5 billion	114	$109.7 billion	132	$132.8 billion

Portfolio Manager Fund Ownership

As of March 31, 2025, none of the portfolio managers owned shares of the Fund.

Portfolio Manager Compensation

The Sub-Adviser’s rewards program is designed to be market-competitive and align its compensation with the goals of its clients.

The Sub-Adviser’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some senior individuals may receive a portion of their annual incentive award in deferred vehicles. The following factors encompass the Sub-Adviser’s investment professional rewards program:

•	Base salary
•	Annual cash incentive
•	Long-Term Incentive Plan (applicable only to select senior individuals)
•	BNY restricted stock unit

Description of Material Conflicts of Interest

It is the policy of Mellon to make business decisions free from conflicting outside influences. Mellon’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. Mellon’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of BNY, potential conflicts may also arise between Mellon and other BNY companies.

Mellon will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Mellon’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, it has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

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All material conflicts of interest are presented in greater detail within Part 2A of Mellon’s Form ADV.

Mellon manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for Mellon. For example, Mellon or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Mellon and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of Mellon’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Mellon may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Mellon client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Mellon has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. Mellon has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming Mellon’s adherence to such policies and procedures.

Performance Fees. The Sub-Adviser may enter into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end, or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high-water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or investment management agreement.

Side-by-Side Management. “Side-by-side management” refers to a Portfolio Manager’s simultaneous management of multiple types of client accounts/investment products. For example, the Portfolio Managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The Portfolio Managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the Portfolio Managers. Below is a discussion of the conflicts that the Portfolio Managers face when engaging in side-by-side management and how they deal with them. Note that certain of the Sub-Adviser’s employees may also serve as officers or employees of one or more of the Sub-Adviser’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the Portfolio Managers concurrently manage client accounts/investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Portfolio Managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being materially favored or disadvantaged.

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Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, Portfolio Managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the Portfolio Managers’ clients’ accounts. In those cases where Portfolio Managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which Portfolio Managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, Portfolio Managers will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio Managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio Managers have a financial incentive to favor accounts with performance-based fees because they (and the Sub-Adviser’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, Portfolio Managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio Managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio Managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio Managers may also face conflicts of interest when they have uncovered option strategies and significant positions in illiquid investments in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio Managers perform investment advisory services for various clients. Portfolio Managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect to another client. Portfolio Managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client if they believe it is undesirable or impractical to take such action. Portfolio Managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts. To the extent permissible under applicable law, the Portfolio Managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by the Sub-Adviser affiliate. In addition, the Portfolio Managers may invest client accounts in affiliated pooled vehicles. The Portfolio Managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, Portfolio Managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio Managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The Portfolio Managers’ clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit a Portfolio Manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants a Portfolio Manager that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The Portfolio Managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

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Conflicts of Interest Relating to “Proprietary Accounts.” The Portfolio Managers, and the Sub-Adviser’s existing and future employees may from time to time invest in products managed by the Sub-Adviser and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Sub-Adviser, or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio Managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio Managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The Portfolio Managers may also waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations. A majority of the Sub-Adviser’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Sub-Adviser is involved in the determination of the valuation of an investment. In such circumstances, the Sub-Adviser requires, to the extent possible, pricing from an independent third-party pricing vendor. If vendor pricing is unavailable, the Sub-Adviser then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Sub-Adviser has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, Portfolio Managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the Portfolio Managers. For example, Portfolio Managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Sub-Adviser and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the Portfolio Manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Portfolio Managers may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Sub-Adviser’s client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest. Portfolio Managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Sub-Adviser has adopted various policies and procedures (including some or all of the following policies: trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. The Sub-Adviser has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Sub-Adviser’s adherence to such policies and procedures.

Codes of Ethics. The Trust and the Advisers have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Fund. Each Code of Ethics is on public file with, and is available from, the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Advisers, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Advisers.

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Administrator, Custodian, Transfer Agent, and Securities Lending Agent. BNY serves as administrator, custodian, transfer agent, and securities lending agent for the Fund. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Under a Fund Administration and Accounting Agreement between the Trust and BNY, BNY provides certain administrative, valuation, tax, financial reporting, and other related services for the maintenance and operations of the Trust and the Fund. Pursuant to the Custody Agreement between the Trust and BNY, BNY serves as the primary custodian for the Fund’s assets, including assets held outside the United States, and provides certain other fund accounting and related services. BNY is required, upon the instruction of the Fund, to deliver securities held by BNY and to make payments for securities purchased by the Fund. Pursuant to a Foreign Custody Manager Agreement, BNY is authorized to appoint certain foreign custodians and foreign custody managers for Fund investments held outside the United States. Prior to November 25, 2024, State Street Bank and Trust Company (“State Street”) served as the custodian of the Fund’s assets and continues to maintain custody of certain assets for certain WisdomTree Funds in Russia that are subject to U.S. and international sanctions and related restrictions following the February 2022 invasion of Ukraine by the Russian Federation.

Pursuant to a Transfer Agency and Service Agreement with the Trust, BNY serves as transfer agent for the authorized and issued shares of beneficial interest for the Fund, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly.

BNY also serves as the Fund’s securities lending agent. As compensation for providing securities lending services, BNY receives a portion of the revenue generated from the Fund’s securities lending activities. With respect to the foregoing agreements, the Trust has agreed to a limitation of liability for BNY and/or to indemnify BNY for certain liabilities.

Securities Lending Activities. BNY serves as securities lending agent to the Trust. As securities lending agent, BNY is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Authorization Agreement (the “Securities Lending Agreement”). BNY acts as agent to the Trust to lend available securities with any person on its list of approved borrowers, including BNY and any affiliate thereof. BNY determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNY ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Fund’s account on the date such amounts are delivered by the borrower to BNY. BNY receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNY marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral to maintain the value of the collateral at no less than 100% of the market value (plus accrued interest) of the loaned securities. At the termination of the loan, BNY returns the collateral to the borrower upon the return of the loaned securities to BNY. BNY invests cash collateral in accordance with the Securities Lending Agreement. BNY maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. BNY performs compliance monitoring and testing of the securities lending program.

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For the fiscal year ended March 31, 2025, the dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by the Fund to its securities lending agent were as follows:

		Fees and/or compensation for securities lending activities and related services
Fund Name	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Borrower Rebates	Other fees not included in revenue split (specify)	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
European Opportunities Fund	$161,699	$2,640*	n/a	n/a	n/a	$144,289	n/a	$146,929	$14,770

*	Prior to November 25, 2024, State Street served as the securities lending agent to the Trust pursuant to a Securities Lending Authorization Agreement between the Trust and State Street. For the period from April 1, 2024 to November 25, 2024, the Fund paid State Street $2,193 from a revenue split. For the period from November 25, 2024 to March 31, 2025, the Fund paid BNY $447 from a revenue split.

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Distributor. Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as Distributor for the Trust and its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund.

Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below in the Creation and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with WisdomTree, WisdomTree Asset Management, or any stock exchange.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

The Distribution Agreement, with respect to the Fund, continues for one year from its effective date and, thereafter, from year to year, provided such continuance is approved annually (i) by vote of a majority of the Independent Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated at any time, without penalty, as to the Fund, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Distributor, on at least sixty (60) days prior notice. The Distribution Agreement will terminate automatically without the payment of any penalty in the event of its “assignment” (as defined in the 1940 Act).

Intermediary Compensation. WisdomTree Asset Management or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay or otherwise assist certain broker-dealers, registered investment advisers, banks, other financial intermediaries and platforms (“Intermediaries”) for certain activities and/or services related to the Fund, other WisdomTree Funds and/or model portfolios that include WisdomTree Funds, including for making WisdomTree Funds available such as without a commission or transaction fee (or to otherwise offset such commissions or fees), for participation in activities that are designed to make Intermediaries and investors more knowledgeable about exchange-traded products, including the Fund, for other activities, such as marketing and educational training or support (such as through conferences, webinars, and printed communications), for data, for platform development and/or access, for technology support, for co-marketing and cross-promotional efforts, or to otherwise facilitate education, relationships and/or investment. Payments made pursuant to such arrangements are expected to vary in any year, can be different for different Intermediaries and third parties, and can be subject to certain minimum payment levels. Any such payments or other consideration are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of the Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares. Information regarding certain Intermediaries receiving such payments can be found by visiting www.wisdomtree.com/investments.

WisdomTree Asset Management periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professionals if he or she receives similar payments from his or her Intermediary firm.

WisdomTree Asset Management or its affiliates intend to engage with, and make payments to, other Intermediaries and third parties in the future. Please contact your adviser, broker, other investment professional, or other type of Intermediary and ask whether they have any such arrangements with WisdomTree Asset Management or its affiliates and/or to receive more information regarding any payments such firm may receive. Any payments made by WisdomTree Asset Management or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of WisdomTree Funds.

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If you have any additional questions, please call 1-866-909-9473.

BROKERAGE TRANSACTIONS

The Sub-Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. The Sub-Adviser does not consider the provision or value of research, products, or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, the Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Unit Aggregations” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant.

Brokerage Commissions

The table below sets forth the brokerage commissions paid by the Fund for the fiscal years ended March 31, 2023, 2024, and 2025. Unless otherwise specified, increases or decreases in brokerage commissions are generally due to increases/decreases in transaction activity related to periodic portfolio rebalances or from increases/decreases in portfolio transaction volumes from creations/redemptions of Fund shares.

Name of Fund	Commissions Paid for Fiscal Year Ended March 31, 2023	Commissions Paid for Fiscal Year Ended March 31, 2024	Commissions Paid for Fiscal Year Ended March 31, 2025
European Opportunities Fund	$14,381	$7,159	$8,486

Affiliated Brokers

During the fiscal year ended March 31, 2025, the Fund did not pay any commissions to any affiliated brokers.

Regular Broker-Dealers

For the fiscal year ended March 31, 2025, the Fund did not hold any securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents.

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of March 31, 2025
European Opportunities Fund	None	$0

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Portfolio Turnover

The portfolio turnover rate for the Fund is disclosed in the Fund’s Prospectus. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and may result in a substantial amount of distributions from the Fund to be taxed as ordinary income which may limit the tax efficiency of the Fund. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

The table below sets forth the portfolio turnover rates of the Fund for the fiscal years ended March 31, 2024 and March 31, 2025.

Fund Name	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2024	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2025
European Opportunities Fund	32%	37%

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust was established as a Delaware statutory trust on December 15, 2005, and consists of multiple series or “funds.” The Fund issues shares of beneficial interest, with $0.001 par value. The Board may establish additional funds. The Trust is registered with the SEC as an open-end management investment company.

Each share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription, or conversion rights, and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds within the Trust vote together as a single class except that if the matter being voted on affects only a particular fund or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have non-cumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of the Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of the Fund may be subject to the reporting provisions of Section 13 of the Exchange Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of the Fund and beneficial owners of 10% of the shares of the Fund (“Insiders”) may be subject to the insider reporting, short-swing profit, and short-sale provisions of Section 16 of the Exchange Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the Exchange Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a super-majority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstances, the Trust may make redemptions in-kind, for cash, or for a combination of cash and securities.

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Role of the Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the shares of the Trust. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing processes may be conducted by the Trust via a third party.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, of an order in proper form.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a portfolio of equity securities (the “Deposit Securities”) and/or an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Fund or the Advisers may permit or require the submission of a basket of securities and other instruments, or cash denominated in U.S. dollars that differs from the composition of the published basket(s). The Fund or the Advisers may permit or require the consideration for Creation Unit Aggregations to consist solely of cash. The Fund or the Advisers reserve the right to permit or require the substitution of an amount of cash denominated in U.S. dollars (i.e., a “cash in lieu” amount) to be added, at its discretion, to the Cash Component to replace any Deposit Security. For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust or the Advisers reserve the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be prohibited or restricted under applicable securities laws, or in certain other situations at the sole discretion of the Trust.

The portion of the Cash Component that does not serve to replace a Deposit Security is sometimes also referred to as the “Balancing Amount.” The Balancing Amount is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the value of Deposit Securities. If the Balancing Amount is a positive number, the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number, the Authorized Participant will receive the Balancing Amount. The Balancing Amount does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and/or applicable Cash Component that may be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Deposit Securities are applicable, subject to any adjustments as described herein, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next or otherwise announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes from time to time based on changes to the Index and various factors.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a (i) “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) DTC Participant. In each case, such entity also must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (a “Participant Agreement”). A Participating Party or DTC Participant that has entered a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

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All orders to create shares must be placed for one or more Creation Unit Aggregations. All orders to create Creation Unit Aggregations must be received by the Distributor by the designated closing time, which is no later than the closing time of the regular trading session on the Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Unit Aggregations is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone, online portal, or other transmission method acceptable to BNY and the Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach BNY and the Distributor or an Authorized Participant. On days when the Listing Exchange or U.S. or non-U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or Advisers, whose determination shall be final and binding.

All orders to create Creation Unit Aggregations through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Unit Aggregations of the Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor or BNY to transmit through BNY to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the first Business Day following the Transmittal Date. The Fund reserves the right to settle transactions on a basis other than “T” plus one Business Day (i.e., days on which the NYSE is open) (“T+1”). In certain cases, Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

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On days when the Listing Exchange or U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or the Advisers, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to BNY through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by BNY no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if BNY does not receive both the required Deposit Securities and the Cash Component by the specified time on the Settlement Date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current NAV of the Fund. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or Advisers, which the Trust or Advisers may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Securities, the Authorized Participant must deposit with BNY the appropriate amount of federal funds by 2:00 p.m., Eastern time (or such other time as specified by the Trust), on the Settlement Date. If the Authorized Participant does not place its purchase order by the closing time or BNY does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with BNY, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount generally between 102%-110%, as directed by the Trust or the Advisers, which the Trust or the Advisers may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time on the Settlement Date, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the Additional Cash Deposit to purchase the missing Deposit Securities. The Trust also requires delivery of Deposit Securities and/or an Additional Cash Deposit prior to settlement date by the Authorized Participant in relation to certain international markets.

The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Transmittal Date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by BNY or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date. In no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit.

Cash Purchases. When, in the sole discretion of the Trust or the Advisers, cash purchases of Creation Unit Aggregations of shares are available or specified for the Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by the Fund. If the Authorized Participant acts as a broker for the Fund in connection with the purchase of Deposit Securities, the Authorized Participant also will be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

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Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the right to reject an order for Creation Unit Aggregations in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Fund Deposit delivered does not consist of the securities that the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable delivered are not as disseminated through the facilities of the NSCC for that date by the Custodian, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit Aggregation would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor, and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Unit Aggregations. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Custodian, the Transfer Agent, the Adviser, the Distributor, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and similar extraordinary events. The Distributor shall communicate to the Authorized Participant its rejection of the order. The Trust, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian, and the Distributor shall not be liable for the rejection of any purchase order for Creation Unit Aggregations. Given the importance of the ongoing issuance of Creation Unit Aggregations to maintaining a market price that is at or close to the underlying NAV of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Unit Aggregations.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation/Redemption Transaction Fee. The Fund imposes a “Transaction Fee” or “CU Fee” on Authorized Participants purchasing or redeeming Creation Unit Aggregations. The purpose of the Transaction Fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Unit Aggregations. Where the Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees for the Fund will differ from Transaction Fees for other WisdomTree Funds, depending on the transaction expenses related to the Fund’s portfolio securities, and will be limited to amounts that have been determined by WisdomTree Asset Management to be appropriate. The maximum Transaction Fee, as set forth in the table below for the Fund, may be charged in cases where the Fund permits cash or cash in lieu of Deposit Securities. Authorized Participants purchasing or redeeming through the DTC process generally will pay a higher Transaction Fee than will Authorized Participants doing so through the NSCC process. Also, Authorized Participants who use the services of a broker or other such intermediary may be charged a fee for such services, in addition to the Transaction Fee imposed by the Fund.

The table below sets forth the standard and maximum creation and redemption Transaction Fees for the Fund. These fees may be changed by the Trust.

Fund Ticker	Fund Name	CU Fee*	Maximum CU Fee*
OPPE	European Opportunities Fund	$1,825	$7,300

*	The Fund may charge, either in lieu of or in addition to the Transaction Fees, in the sole discretion of the Trust or as determined by the Adviser, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses related to the execution of trades resulting from such transaction, up to any applicable legal limits. The Adviser may pay out of its own resources and not out of Fund assets, such Transaction Fees or variable fees from time to time in its sole discretion. Any such fees and/or payments by the Adviser may impact bid/ask spreads.

Placement of Redemption Orders Using the Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNY (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. The consideration for redemption of Creation Unit Aggregations of the Fund generally consists of (i) a portfolio of securities (the “Fund Securities”) and/or (ii) an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”) as described below. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the first NSCC Business Day following the date on which such request for redemption is deemed received.

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Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNY (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to BNY no later than instructed, which is typically one day after Transmittal Date (presuming T+1 settlement); and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within one Business Day and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases, Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

If the requisite number of shares of the Fund is not delivered as described above or an Additional Cash Deposit is not made, as applicable, in the sole discretion of the Trust or the Advisers, in no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

The current procedures for collateralization of missing shares require, among other things, that any Additional Cash Deposit shall be in the form of U.S. dollars in immediately available funds and shall be held by BNY and marked-to-market daily, and that the fees of BNY and any sub-custodians in respect of the delivery, maintenance and redelivery of the Additional Cash Deposit shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by BNY according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust.

The Fund or the Advisers may also, in their sole discretion, upon request of an Authorized Participant, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Fund is closed or that are otherwise not Business Days for the Fund, stockholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange for the Fund, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

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Cash Redemptions. The Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash, securities, or other instruments. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Fund in connection with the sale of Fund Securities, the Authorized Participant also will be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable market. For every occurrence of one or more intervening holidays in the applicable market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable market closings due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Fund will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REGULAR HOLIDAYS AND OTHER SETTLEMENT MATTERS

The Fund generally intends to effect deliveries of Creation Unit Aggregations and portfolio securities on a basis of T+1. The Fund may effect deliveries of Creation Unit Aggregations and portfolio securities on a basis other than T+1 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of security delivery practices and/or dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within one Business Day of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. New or special holidays, treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices (including lengthening settlement cycles, which may also occur in connection with a security sale and its settlement, with limitations or delays in the settlement itself, and/or the convertibility or repatriation of the local proceeds associated therewith), could impede the Fund’s ability to satisfy redemption requests in a timely manner. In addition, other unforeseeable closings or changes in a foreign market due to emergencies may also prevent the Trust from delivering redemption proceeds within the normal settlement period or in a timely manner.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some securities, in certain circumstances.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations promulgated thereunder (“Treasury Regulations”), and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

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Qualification as a Regulated Investment Company. The Fund intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)	derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (the “90% Test”);

(b)	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c)	distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% Test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% Test applicable to RICs, above) will be treated as qualifying income. To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Taxation of the Fund. If the Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, the Fund was to fail to qualify as a RIC or was to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

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The Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends paid deduction) and its net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by the Fund will generally be subject to tax at the regular 21% corporate rate. If the Fund retains any net capital gain, that gain will be subject to tax at the 21% corporate rate, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely.  If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.  In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Fund Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when the Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Fund of net short-term capital gains are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions from the Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

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For non-corporate shareholders, distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

Dividends received by the Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying fund or REIT, however, dividends received by the Fund from a REIT are generally not treated as qualified dividend income. The investment strategies of the Fund may limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by the Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.

Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends received deduction generally available to corporate shareholders under the Code, provided such dividends also are appropriately reported as eligible for the dividends received deduction by the Fund. In order to qualify for the dividends received deduction, corporate shareholders must also meet minimum holding period requirements with respect to the Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to the Fund shares. The investment strategies of the Fund may significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporations.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the net investment income tax applicable to certain individuals, estates and trusts.

If the Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares, will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

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Sale or Exchange of Shares. A sale or exchange of shares in the Fund may give rise to a gain or loss. For tax purposes, an exchange of a shareholder’s Fund shares for shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and the shares are held as a capital asset. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Fund (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she, or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (the “IRS”).

Federal Tax Treatment of Certain Fund Investments. Transactions by the Fund in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles, and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive-sale, straddle, wash-sale, and short-sale rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, or defer the Fund’s ability to recognize losses. These rules may in turn affect the amount, timing, or character of the income distributed to shareholders by the Fund and may require the Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so.

The Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options under Code Section 1256 (“Section 1256 Contracts”) in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under “Certain Foreign Currency Tax Issues,” gain or loss from Section 1256 Contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

Certain Foreign Currency Tax Issues. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% Test described above if such gains are not directly related to the Fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income.

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The Fund’s gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

To the extent the Fund invests in forward contracts, the Fund’s forward contracts may qualify as Section 1256 Contracts (as defined above) if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 Contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 Contracts, the resulting gain or loss would be ordinary. If the Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 Contracts, the tax treatment generally applicable to Section 1256 Contracts would apply to those forward currency contracts; that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If the Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 Contracts, such contracts would not be marked to market annually and the Fund would recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. The Fund may elect out of Section 988 with respect to some, all, or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as Section 1256 Contracts and are entered into by the Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 Contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

Foreign Investments. Income received by the Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of that Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

If the Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

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The Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. Such amounts included in income each year by the Fund will be “qualifying income”, even if not distributed to the Fund, to the extent such income is derived with respect to the Fund’s business of investing in stock, securities, or currencies. In order to make the QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

A U.S. person that owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the Controlled Foreign Corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly, or constructively) by “U.S. Shareholders.” If the Fund is a “U.S. Shareholder” of a CFC, the Fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart F income” (described below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of “subpart F income” will increase the Fund’s tax basis in the CFC. Distributions by a CFC to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the CFC. “Subpart F income” is generally treated as ordinary income, regardless of the character of the CFC’s underlying income.

Additional Tax Information Concerning REITs. The Fund may invest in entities treated as REITs for U.S. federal income tax purposes. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, you will be sent a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

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“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if (i) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), (ii) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), or (iii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Non-U.S. Shareholders. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders may also fall into certain exempt, excepted, or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

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In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it also is attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Unit Aggregations. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Unit Aggregations generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Unit Aggregations at the time of the exchange and any cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities or non-U.S. currency surrendered and any cash paid for such Creation Unit Aggregations. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Unit Aggregations may be treated as ordinary income or loss. A person who redeems Creation Unit Aggregations will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit Aggregations and the sum of the aggregate U.S. dollar market value of any securities or non-U.S. currency received plus the amount of any cash received for such Creation Unit Aggregations. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities or non-U.S. currency for Creation Unit Aggregations may not be currently deducted, under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Unit Aggregations in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Unit Aggregations have been held for more than one year.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Unit Aggregations and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Unit Aggregations should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Section 351. The Trust on behalf of the Fund has the right to reject an order for Creation Unit Aggregations if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Unit Aggregations to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Unit Aggregations so ordered, own 80% or more of the outstanding shares, the purchaser (or a group of purchasers) will generally not recognize gain or loss upon the exchange of securities for Creation Unit Aggregations.

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Certain Reporting Treasury Regulations. Under Treasury Regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting Treasury Regulations. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effect of state, local, and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV of the Fund’s shares is calculated each day the Fund is open for business as of the regularly scheduled close of regular trading on the Listing Exchange, normally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

In calculating the Fund’s NAV, the Fund generally values: (i) equity securities (including common stocks and preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; and (iii) short-term debt securities with remaining maturities of 60 days or less at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of the Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate in accordance with the Board-approved valuation procedures. In addition, the Fund may invest in money market funds which are valued at their NAV per share and affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded.

Pursuant to Board-approved valuation procedures established by the Trust and the Adviser (the “Procedures”), the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. As the Valuation Designee, the Adviser is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate.

Fund holdings that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, securities affected by “significant events” and derivatives. An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, may also cause securities to be “fair valued.”

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The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and/or from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available. In addition, particularly for the Fund’s foreign securities or assets holdings, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues, pricing methodology issues, and/or errors by pricing services or other third-party service providers.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than the NAV of the Fund’s shares. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by the Fund. Purchases and sales of shares in the secondary market, which will not involve the Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from the Fund in Creation Unit Aggregations. Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads is available on the Fund’s website at www.wisdomtree.com/investments.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on a quarterly basis but in any event no less frequently than annually. Nonetheless, the Fund may not make a dividend payment every quarter.

The Fund intends to distribute its net realized capital gains, if any, to investors annually. On occasion, the Fund may be required or determine to make one or more supplemental distributions of its net realized capital gains during the year. Distributions in cash may be reinvested automatically in additional whole shares of the Fund only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing any income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements, including the Fund’s financial highlights, appearing in the Fund’s Annual Report for the fiscal year ended March 31, 2024 and filed electronically with the SEC on Form N-CSR, are incorporated by reference and made part of this SAI. In addition, the unaudited financial statements, including the Fund’s financial highlights, appearing in the Fund’s Semi-Annual Financial Statements and Other Information for the period ended September 30, 2024 and filed electronically with the SEC on Form N-CSR, are incorporated by reference and made part of this SAI. You may request copies of the Annual Report for the fiscal year ended March 31, 2024 and Semi-Annual Financial Statements and Other Information for the period ended September 30, 2024 at no charge by calling 866-909-9473 or through the Fund’s website at www.wisdomtree.com/investments.

MISCELLANEOUS INFORMATION

Counsel. Morgan, Lewis & Bockius LLP, with offices located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices located at 1 Manhattan West, 395 9th Avenue, New York, New York 10001, serves as the independent registered public accounting firm to the Trust.

WIS-SAI-OPPE-0525

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